EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

         We hereby consent to the incorporation of our report, dated February 23, 2000, included in this Form 10-KSB in the previously filed Registration Statements of U.S. Laboratories Inc. on Form S-8 (No. 333-78707, 333-83029, and 333-31422)

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
March 27, 2000